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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


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                                   FORM 8-K



                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of earliest event reported): August 1, 2001



                           WorldQuest Networks, Inc.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



       Delaware                       0-27751                     75-2838415
------------------------        --------------------         -------------------
(State of incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)



             16990 Dallas Parkway, Suite 220, Dallas, Texas  75248
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          (Address of principal execute offices, including zip code)



                                (972) 818-0460
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             (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant.
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     On August 1, 2001, the Company engaged Grant Thornton LLP as the Company's independent certified public accountants to audit the Company's financial statements for the fiscal year ending December 31, 2001.

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                                 SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 1, 2001


                                    WORLDQUEST NETWORKS, INC.



                                    By: /s/ Victor E. Grijalva
                                        ---------------------------------------
                                        Victor E. Grijalva, Chief Financial
                                        Officer

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